SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 31, 2008



                       U.S. HELICOPTER CORPORATION (Exact
                   Name of Registrant as Specified in Charter)



              Delaware                    001-32580             27-0096927
---------------------------------       -------------       ------------------
(State or Other Jurisdiction of          (Commission            (IRS Employer
Incorporation or Organization)           File Number)        Identification No.)

6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, NY
--------------------------------------------- ---------------------------
(Address of Principal Executive Offices)                               10004
                                                                        -----
                                                                      (Zip Code)



       Registrant's telephone number, including area code: (212) 248-2002
                                                           --------------


                                 Not Applicable
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02.        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         Effective December 31, 2008, the Port Authority of New York and New Jersey (the "Port Authority") terminated a certain Flight Fees Agreement (the "Flight Fees Agreement") with U.S. Helicopter Corporation ("we", "us" or the "Company") in connection with our operations at Newark Liberty International Airport ("Newark Airport"). The Flight Fees Agreement governed the payment of landing and other fees in connection with our flight operations at Newark Airport. The Port Authority terminated the Flight Fees Agreement due to non-payment of certain fees required under such agreement. We have since finalized a new itinerant arrangement with the Port Authority that went into effect on January 1, 2009 that will enable our continued operations at Newark Airport on a month-to-month basis. We have also restructured our payment obligations with the Port Authority through accessing an existing letter of credit. Our flight operations have not been interrupted as a result of the termination of the Flight Fees Agreement as of the date of this Report. We are not subject to any early termination penalties as a result of the termination of the Flight Fees Agreement.

         As of the date of this Report, we are also a party to a Flight Fees Agreement with the Port Authority related to our operations at the John F. Kennedy International Airport, the terms of which we also intend to discuss with the Port Authority.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 7, 2009

                                       U.S. HELICOPTER CORPORATION
                                       (Registrant)



                                       By:    /s/ George J. Mehm, Jr.
                                            ------------------------------------
                                            George J. Mehm, Jr.
                                            Chief Financial Officer and
                                            Sr. Vice President